Aquila Municipal Trust
Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Trust of Oregon
Aquila Tax-Free Fund For Utah

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 12, 2024
to the Summary Prospectus, Prospectus and Statement of Additional Information
Dated July 27, 2023

The following disclosure supplements any information to the contrary in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Aquila Investment Management LLC (“Aquila”), each Fund’s investment adviser, and New York Life Investment Management LLC (“New York Life Investments”) announced that they have entered into a definitive agreement for Aquila to sell assets used in its investment advisory business relating to the Funds to New York Life Investments (the “transaction”).

Under the terms of the agreement, subject to Fund shareholder approval, each of the Funds are expected to be reorganized into either an existing series or newly created series of MainStay Funds Trust (collectively, the “MainStay Funds”) (each, a “Reorganization” and collectively, the “Reorganizations”), and subsequently will be advised by New York Life Investments and subadvised by MacKay Shields LLC.  The Board of Trustees of the Funds (the “Board”) has unanimously approved each of the proposed Reorganizations.  The proposed Reorganizations are listed below:

Aquila Funds	Acquiring MainStay Funds
Aquila Tax-Free Trust of Arizona	MainStay MacKay Arizona Muni Fund
Aquila Tax-Free Fund of Colorado	MainStay MacKay Colorado Muni Fund
Aquila Churchill Tax-Free Fund of Kentucky	MainStay MacKay Strategic Municipal Allocation Fund
Aquila Narragansett Tax-Free Income Fund	MainStay MacKay Strategic Municipal Allocation Fund
Aquila Tax-Free Trust of Oregon	MainStay MacKay Oregon Muni Fund
Aquila Tax-Free Fund For Utah	MainStay MacKay Utah Muni Fund

Each Reorganization is contingent upon the completion of certain conditions, including approval by the shareholders of the applicable Fund. If all conditions are satisfied and approvals obtained, the transaction and proposed Reorganizations are expected to close in the third quarter of 2024.

The foregoing disclosure is not intended to solicit a proxy from any Fund shareholder. The solicitation of proxies to effect each Reorganization will only be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after that Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”). The Registration Statement on Form N-14 has yet to be filed with the SEC. After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to Fund shareholders unless and until the Registration Statement on Form N-14 is declared effective by the SEC.

Fund shareholders are urged to read the Proxy Statement/Prospectus relating to the Reorganization of their Fund and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the proposed Reorganizations. The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the MainStay Funds and other important information that Fund shareholders should carefully consider.

Please retain this supplement for future reference.